Exhibit 8.1
List of subsidiaries and associated companies September 30, 2009 of Siemens worldwide prepared pursuant to § 313 (2) HGB
I. Subsidiaries
A) Consolidated
1. Germany (151 companies)
A. Friedr. Flender AG, Bocholt
A. Friedr. Flender Grundstücksmanagementgesellschaft mbH & Co. KG, Bocholt
ADB Airfield Solutions GmbH & Co. KG, Nuremberg
Airport Munich Logistics and Services GmbH, Hallbergmoos
Alpha Verteilertechnik GmbH, Cham
applied international informatics GmbH, Berlin
Atecs Mannesmann GmbH, Dusseldorf
Audio Service GmbH, Herford
Berliner Vermögensverwaltung GmbH, Berlin
bibis Information Technology and Services GmbH, Munich
BWI Services GmbH, Meckenheim
CAPTA Grundstücksgesellschaft mbH & Co. KG, Grünwald
CAS innovations GmbH & Co. KG, Erlangen
CePLuS Steuerungstechnik GmbH, Magdeburg
Chemfeed Holding GmbH, Günzburg
Comos Industry Solutions GmbH, Schwelm
DA Creative GmbH, Munich
Dade Behring Beteiligungs GmbH, Eschborn
Dade Behring Grundstücks GmbH, Marburg
Demag Mobile Cranes GmbH, Munich
DPC Holding GmbH, Eschborn
Ecue Control GmbH, Paderborn
EDI – USS Umsatzsteuersammelrechnungen und Signaturen GmbH & Co. KG, Munich
ELIN Energietechnik GmbH, Berlin
ePS & RTS Automation Software GmbH, Renningen
ETM Deutschland GmbH, Laatzen
evosoft GmbH, Nuremberg
FACTA Grundstücks-Entwicklungsgesellschaft mbH & Co. KG, Munich
Flender Grundstücksmanagementgesellschaft mbH & Co. KG, Bocholt
Flender Guss GmbH, Chemnitz
Flender Immobilien Verwaltungs GmbH, Bocholt
Flender Industriegetriebe GmbH, Penig
HanseCom Gesellschaft für Informations- und Kommunikationsdienstleistungen mbH, Hamburg
HSP Hochspannungsgeräte GmbH, Troisdorf
ILLIT Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
ILLIT Grundstücks-Verwaltungsgesellschaft mbH & Co. KG, Grünwald
Immosuisse GmbH Immobilien Management i.L., Berlin
Industrieschutz Assekuranz-Vermittlung GmbH, Mülheim a. d. Ruhr
Industrieschutz Insurance Broker GmbH, Mülheim a. d. Ruhr
IPGD Grundstücksverwaltungs-Gesellschaft mbH, Munich
Jawa Power Holding GmbH, Erlangen
KMK Kunststoff Metall und Komponenten GmbH & Co. KG, Karlsruhe

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
KompTime GmbH, Munich
Lincas Electro Vertriebsgesellschaft mbH, Hamburg
LINCAS Export Services GmbH, Hamburg
Loher GmbH, Ruhstorf a.d. Rott
Loher Grundstücksmanagementgesellschaft mbH & Co. KG, Ruhstorf a.d. Rott
Mannesmann Demag Krauss-Maffei GmbH, Munich
Mechanik Center Erlangen GmbH, Erlangen
messMa GmbH, Irxleben
OPTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bocholt KG, Dusseldorf
OPTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Tübingen
OSRAM GmbH, Munich
OSRAM Opto Semiconductors GmbH, Regensburg
Partikeltherapiezentrum Kiel Holding GmbH, Erlangen
Projektbau-Arena-Berlin GmbH, Munich
R & S Restaurant Services GmbH, Munich
Radium Lampenwerk Gesellschaft mbH, Wipperfürth
REMECH Systemtechnik GmbH & Co. KG, Kamsdorf
RESTART Gesellschaft für back up-Systeme mbH, Hannover
RISICOM Rückversicherung AG, Grünwald
Ruhrpilot Betriebsgesellschaft GmbH, Essen
Ruhrtal Hochspannungsgeräte GmbH, Bochum
S. G. Wasseraufbereitung und Regenerierstation GmbH, Barsbüttel
SiCED Electronics Development GmbH & Co. KG, Erlangen
Siemens Audiologische Technik GmbH, Erlangen
Siemens Beteiligungen Inland GmbH, Munich
Siemens Beteiligungen USA GmbH, Munich
Siemens Beteiligungsverwaltung GmbH & Co. OHG, Grünwald
Siemens Building Technologies Fire & Security Products GmbH & Co. oHG, Munich
Siemens Building Technologies GmbH & Co. oHG, Erlangen
Siemens Building Technologies Holding GmbH, Grünwald
Siemens Building Technologies HVAC Products GmbH, Rastatt
Siemens Busbar Trunking Systems GmbH & Co. KG, Cologne
Siemens Electronics Assembly Systems Beteiligungen GmbH & Co. KG, Munich
Siemens Electronics Assembly Systems GmbH & Co. KG, Munich
Siemens Energy Automation GmbH, Erlangen
Siemens Finance & Leasing GmbH, Munich
Siemens Financial Services GmbH, Munich
Siemens Fuel Gasification Technology GmbH & Co. KG, Freiberg
Siemens Geared Motors Gesellschaft mit beschränkter Haftung, Tübingen
Siemens Healthcare Diagnostics Beteiligungen GmbH, Eschborn
Siemens Healthcare Diagnostics GmbH, Eschborn
Siemens Healthcare Diagnostics Holding GmbH, Eschborn
Siemens Healthcare Diagnostics Products GmbH, Marburg
Siemens Healthcare Diagnostics Verwaltungs GmbH, Eschborn
Siemens Industrial Turbomachinery GmbH, Duisburg
Siemens Industrial Turbomachinery Holding GmbH, Duisburg
Siemens Industrial Turbomachinery International Holding GmbH, Duisburg
Siemens Industrie Bauprojekte GmbH i.L., Munich
Siemens Industriepark Karlsruhe GmbH & Co. KG, Karlsruhe
Siemens Industrieturbinen Beteiligungen GmbH, Duisburg
Siemens IT Dienstleistung und Beratung GmbH, Gelsenkirchen
Siemens IT Solutions and Services Management GmbH, Munich
Siemens IT Solutions and Services Verwaltungs-GmbH, Munich

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Kapitalanlagegesellschaft mbH, Munich
Siemens Linear Motor Systems GmbH & Co. KG, Munich
Siemens Linear Motor Systems Verwaltungs-GmbH, Munich
Siemens Medical Holding GmbH, Erlangen
Siemens Medical Solutions Health Services GmbH, Erlangen
Siemens Nixdorf Informationssysteme GmbH, Grünwald
Siemens Power Control GmbH, Langen
Siemens Private Finance Versicherungs- und Kapitalanlagenvermittlungs-GmbH, Munich
Siemens Product Lifecycle Management Software (DE) GmbH, Cologne
Siemens Product Lifecycle Management Software II (DE) GmbH, Stuttgart
Siemens Programm- und Systementwicklung GmbH & Co. KG, Hamburg
Siemens Project Ventures GmbH, Erlangen
Siemens Real Estate GmbH & Co. OHG, Grünwald
Siemens Technology Accelerator GmbH, Munich
Siemens Technopark Berlin GmbH & Co. KG, Berlin
Siemens Technopark Bruchsal GmbH & Co. KG, Bruchsal
Siemens Technopark Hanau GmbH & Co. KG, Hanau
Siemens Technopark Mülheim GmbH & Co. KG, Mülheim a. d. Ruhr
Siemens Technopark Nürnberg GmbH & Co. KG, Nuremberg
Siemens Turbomachinery Equipment GmbH, Frankenthal
Siemens VAI Metals Technologies GmbH, Willstätt-Legelshurst
Siemens Venture Capital GmbH, Munich
Siemens Wind Power GmbH, Bremen
SILLIT Grundstücks-Verwaltungsgesellschaft mbH, Munich
SILOR GmbH, Munich
SIM 2. Grundstücks-GmbH & Co. KG i.L., Munich
SIMAR Nordost Grundstücks-GmbH, Munich
SIMAR Nordwest Grundstücks-GmbH, Munich
SIMAR Ost Grundstücks-GmbH, Munich
SIMAR Süd Grundstücks-GmbH, Munich
SIMAR West Grundstücks-GmbH, Munich
SIMOS Real Estate GmbH, Munich
sinius GmbH, Munich
SIPAS 1. Grundstücks-GmbH, Munich
SIPAS 2. Grundstücks-GmbH, Munich
SIPAS 3. Grundstücks-GmbH, Munich
SIPAS 4. Grundstücks-GmbH, Munich
Steinmüller Engineering GmbH, Gummersbach
SYKATEC Systeme, Komponenten, Anwendungstechnologie GmbH & Co. KG, Erlangen
SYKATEC Verwaltungs-GmbH, Erlangen
TGB Technisches Gemeinschaftsbüro GmbH, Kassel
TLT-Turbo GmbH, Zweibrücken
Trench Germany GmbH, Bamberg
Turbine Airfoil Coating and Repair GmbH, Berlin
VAI Seuthe GmbH, Hemer
Vermietungsgesellschaft Objekt 12 GmbH & Co. Objekt München KG i.L., Dusseldorf
VIB Verkehrsinformationsagentur Bayern GmbH, Munich
VMZ Berlin Betreibergesellschaft mbH, Berlin
VR-LEASING IKANA GmbH & Co. Immobilien KG, Eschborn
VVK Versicherungsvermittlungs- und Verkehrskontor GmbH, Munich
Wallace & Tiernan GmbH, Günzburg
Weiss Spindeltechnologie GmbH, Schweinfurt
Wesmag Grundstücksmanagement mbH & Co. KG, Wesel

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Wesmag Wesler Maschinenbau GmbH, Wesel
Winergy AG, Voerde
WIVERTIS Gesellschaft für Informations- und Kommunikationsdienstleistungen mbH, Wiesbaden
2. Europe (without Germany) (351 companies)
Security Management Technologies Albania Sh.p.k., Tirana/Albania
ADB S.A./N.V., Brussels/Belgium
COMPEX – IT Plant Solutions N.V., Ninove-Meerbeke/Belgium
Dade Behring SA, Brussels/Belgium
Oktopus S.A./N.V., Brussels/Belgium
SDRC Belgium N.V./S.A., Brussels/Belgium
Siemens Healthcare Diagnostics Services Sprl, Brussels/Belgium
Siemens IT Solutions and Services S.A., Anderlecht/Belgium
Siemens Medical Solutions Diagnostics b.v.b.a., Anderlecht/Belgium
Siemens Product Lifecycle Management Software (BE) NV, Zaventem/Belgium
Siemens Product Lifecycle Management Software II (BE) BVBA, Zaventem/Belgium
Siemens S.A./N.V., Anderlecht/Belgium
OSRAM d.o.o., Mostar/Bosnia and Herzegowina
Siemens d.o.o., Banja Luka/Bosnia and Herzegowina
Siemens d.o.o. Sarajevo, Sarajevo/Bosnia and Herzegowina
OSRAM EOOD, Sofia/Bulgaria
Security Management Technologies Bulgaria EOOD, Sofia/Bulgaria
Siemens EOOD, Sofia/Bulgaria
Comos Industrial Solutions ApS, Alleroed, Allerød/Denmark
Dade Behring A/S, Copenhagen/Denmark
OSRAM A/S, Taastrup/Denmark
pulz8 Communications ApS, Copenhagen/Denmark
Siemens A/S, Ballerup/Denmark
Siemens Flow Instruments A/S, Nordborg/Denmark
Siemens Höreapparater A/S, Copenhagen/Denmark
Siemens Product Lifecycle Management Software (DK) A/S, Kolding/Denmark
Siemens Product Lifecycle Management Software II (DK) Aps, Kolding/Denmark
Siemens Turbomachinery Equipment A/S, Helsingor/Denmark
Siemens Wind Power A/S, Brande/Denmark
AS Siemens, Tallinn/Estonia
Osaühing Siemens Medical Solutions Diagnostics, Tallinn/Estonia
Dade Behring OY, Helsinki/Finland
OY OSRAM AB, Vantaa/Finland
Siemens Medical Solutions Diagnostics Oy, Helsinki, Helsinki/Finland
Siemens Osakeyhtiö, Espoo/Finland
ELAN SOFTWARE SYSTEMS, Toulouse/France
Flender-Graffenstaden SAS, Illkirch-Graffenstaden/France
OSRAM S.A.S.U., Molsheim/France
Sécurité Installation S.a.r.l., Buc/France
Siemens Audiologie S.A., Saint-Denis/France
Siemens Boulevard Ornano S.A.S., Saint-Denis/France
Siemens Electronics Assembly Systems SAS, Bussy-Saint-Georges/France
Siemens Financial Services SAS, Saint-Denis/France
Siemens France Holding S.A.S., Saint-Denis/France
Siemens Health Services France S.A.S., Bidart/France

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Healthcare Diagnostics S.A.S., Paris/France
Siemens Lease Services SAS, Saint-Denis/France
Siemens Product Lifecycle Management Software (FR) SAS, Vélizy Villacoublay/France
Siemens Product Lifecycle Management Software II (FR) S.A.R.L., Vélizy Villacoublay/France
Siemens Product Lifecycle Management Software III (FR) SAS, Meylan/France
Siemens Production Automatisation S.A.S., Hagenau/France
Siemens S.A.S., Saint-Denis/France
Siemens Transmission & Distribution SAS, Grenoble/France
Siemens Transportation Systems S.A.S., Chatillon/France
Siemens VAI Metals Technologies SAS, Saint Chamond/France
Trench France S.A.S., Saint Louis/France
Wallace & Tiernan S.a.r.l., Chaville/France
Tecnomatix Technologies (Gibraltar) Limited, Gibraltar/Gibraltar
Dade Behring Hellas ABEE, Chalandri/Greece
DPC – Tsakiris S.A., Thessaloniki/Greece
Kintec A.E., Athens/Greece
OSRAM A.E., Athens/Greece
Siemens A.E., Elektrotechnische Projekte und Erzeugnisse, Athens/Greece
Siemens Medical Solutions Diagnostics S.A., Athens/Greece
Bellevue Finance Ltd, Stoke Poges, Buckinghamshire/Great Britain
Broadcastle Bank Limited, Stoke Poges, Buckinghamshire/Great Britain
Broadcastle Ltd., Stoke Poges, Buckinghamshire/Great Britain
Chemfeed Ltd., Tonbridge, Kent/Great Britain
Crabtree Electrical Industries Limited, Frimley, Surrey/Great Britain
Electrium (2003) Limited, Frimley, Surrey/Great Britain
Electrium (UK) Limited, Frimley, Surrey/Great Britain
Electrium Limited, Frimley, Surrey/Great Britain
Electrium Sales Limited, Frimley, Surrey/Great Britain
Electrocatalytic Ltd., Newport, Gwent/Great Britain
Europlex Technologies UK Limited, Bedford, Bedfordshire/Great Britain
Medical Equipment Finance Ltd, Stoke Poges, Buckinghamshire/Great Britain
Memcor Ltd., Little Eaton, Derbyshire/Great Britain
Morgan-Europe Limited, Sheffield, Yorkshire/Great Britain
OSRAM Ltd., Langley, Berkshire/Great Britain
Roke Manor Research Ltd., Frimley, Surrey/Great Britain
Shape Technology Ltd., Christchurch, Dorset/Great Britain
Siemens Building Technologies FE Limited, Frimley, Surrey/Great Britain
Siemens Building Technologies Ltd, Frimley, Surrey/Great Britain
Siemens Electronics Assembly Systems Ltd, Frimley,/Great Britain
Siemens Energy Services Ltd., Frimley, Surrey/Great Britain
Siemens Financial Services Holdings Ltd., Stoke Poges, Buckinghamshire/Great Britain
Siemens Financial Services Ltd., Stoke Poges, Buckinghamshire/Great Britain
Siemens Flow Instruments Ltd., Stonehouse, Gloucestershire/Great Britain
Siemens Healthcare Diagnostics Ltd., Camberley/Great Britain
Siemens Healthcare Diagnostics Manufacturing Ltd, Frimley, Surrey/Great Britain
Siemens Healthcare Diagnostics Products Ltd, Llanberis, Gwynedd/Great Britain
Siemens Hearing Instruments Ltd., Crawley, Sussex/Great Britain
Siemens Holdings plc, Frimley, Surrey/Great Britain
Siemens Industrial Turbomachinery Ltd., Lincoln, Lincolnshire/Great Britain
Siemens IT Solutions and Services Ltd., Camberley, Surrey/Great Britain

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Magnet Technology Ltd., Frimley, Surrey/Great Britain
Siemens plc, Frimley, Surrey/Great Britain
Siemens Product Lifecycle Management Software (GB) Ltd, Camberley, Surrey/Great Britain
Siemens Product Lifecycle Management Software II (GB) Ltd, Camberley, Surrey/Great Britain
Siemens Product Lifecycle Management Software III (GB) Ltd, Camberley, Surrey/Great Britain
Siemens Product Lifecycle Management Software IV (GB) Ltd, Camberley, Surrey/Great Britain
Siemens Properties Ltd., Douglas/Great Britain
Siemens Protection Devices Limited, Frimley, Surrey/Great Britain
Siemens Real Estate Ltd., Frimley, Surrey/Great Britain
Siemens Transmission & Distribution Limited, Frimley, Surrey/Great Britain
Siemens VAI Metals Technologies Limited, Christchurch, Dorset/Great Britain
Trench (UK) Ltd., Hebburn, Tyne and Wear/Great Britain
Turbocare International Ltd., Frimley, Surrey/Great Britain
USF Holding (UK) Ltd., Tonbridge, Kent/Great Britain
VA TECH (UK) Ltd., Frimley, Surrey/Great Britain
VA TECH Peebles Transformers Ltd., Frimley, Surrey/Great Britain
VA TECH Reyrolle (Overseas Projects) Ltd., Frimley, Surrey/Great Britain
VA Tech Reyrolle Distribution Ltd., Frimley, Surrey/Great Britain
VA Tech Short-Circuit Limited, Frimley, Surrey/Great Britain
VA TECH T & D UK Ltd., Frimley, Surrey/Great Britain
VTW Anlagen UK Ltd., Banbury, Oxfordshire/Great Britain
Bonus Wind Turbine Ireland Limited, Dublin/Ireland
Electrium (Ireland) Limited, Naas/Ireland
Europlex Technologies (Ireland) Limited, Dublin/Ireland
iMetrex Technologies Limited, Dublin/Ireland
Siemens International Insurance Co. Ltd., Dublin/Ireland
Siemens Ltd., Dublin/Ireland
Siemens Medical Solutions Diagnostics Europe Limited, Dublin/Ireland
UGS Holdings (Central Europe) Limited, Dublin/Ireland
UGS Holdings (Europe) Limited, Dublin/Ireland
E-Utile S.p.A., Milan/Italy
HV-Turbo Italia S.r.l., Mornago/Italy
Nuova Magrini Galileo S.p.A. in Liquidazione, Bergamo/Italy
OSRAM S.p.A. Società Riunite OSRAM-Edison-Clerici, Milan/Italy
Siemens Electronics Assembly Sytems S.r.l., Milan/Italy
Siemens Finanziaria S.p.A. in Liquidazione, Milan/Italy
Siemens Healthcare Diagnostics S.r.l., Milan/Italy
Siemens Hearing Instruments Italy S.r.l., Milan/Italy
Siemens Holding S.p.A., Milan/Italy
Siemens IT Solutions and Services S.p.A., Milan/Italy
Siemens Product Lifecycle Management Software (IT) S.r.l., Milan/Italy
Siemens Product Lifecycle Management Software II (IT) S.r.l., Milan/Italy
Siemens Renting S.p.A., Milan/Italy
Siemens S.p.A., Milan/Italy
Siemens Transformers S.p.A., Trento/Italy
Siemens VAI Metals Technologies S.r.l., Marnate/Italy
Siemens Water Technologies S.p.A., Casteggio/Italy
Trench Italia S.r.l., Savona/Italy
TurboCare S.p.A., Turin/Italy
Koncar Power Transformers Ltd., Zagreb/Republic of Croatia

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
OSRAM d.o.o., Zagreb/Republic of Croatia
Siemens d.d., Zagreb/Republic of Croatia
SIA Siemens Medical Solutions Diagnostics, Riga/Latvia
Siemens SIA, Riga/Latvia
UAB Siemens, Vilnius/Lithuania
UAB Siemens Medical Solutions Diagnostics, Vilnius/Lithuania
Siemens IT Solutions and Services Finance SA, Luxemburg/Luxemburg
Tantal S.A., Luxembourg/Luxemburg
Tecnomatix Technologies SARL, Luxemburg/Luxemburg
TFM International S.A. i.L., Luxemburg/Luxemburg
Security Management Technologies DOOEL, Skopje/Macedonia
Siemens d.o.o. Podgorica, Podgorica/Montenegro
Comos Industry Solutions B.V., Capelle aan den IJssel/Netherlands
Dade Behring B.V., Amstelveen/Netherlands
ETM Benelux B.V., Rosmalen/Netherlands
OSRAM Benelux B.V., Capelle a/d Ijssel/Netherlands
ProIn Development N.V., Arnheim/Netherlands
Siemens Audiologie Technik B.V., The Hague/Netherlands
Siemens Building Technologies Holding B.V., Zoetermeer/Netherlands
Siemens Diagnostics Holding II B.V., The Hague/Netherlands
Siemens Finance B.V., The Hague/Netherlands
Siemens Financieringsmaatschappij N.V., The Hague/Netherlands
Siemens Healthcare Diagnostics B.V., Breda/Netherlands
Siemens Industrial Turbomachinery B.V., Hengelo/Netherlands
Siemens Industrial Turbomachinery Holding N.V., Hengelo/Netherlands
Siemens International Holding B.V., The Hague/Netherlands
Siemens Lease B.V., The Hague/Netherlands
Siemens Medical Solutions Diagnostics Holding I B.V., The Hague/Netherlands
Siemens Nederland N.V., The Hague/Netherlands
Siemens Product Lifecycle Management Software (NL) B.V., s Hertogenbosch/Netherlands
Siemens Product Lifecycle Management Software II (NL) B.V., Enschede/Netherlands
Siemens Product Lifecycle Management Software III (NL) B.V., Enschede/Netherlands
Traxon Technologies EU B.V., Barendrecht/Netherlands
TurboCare B.V., Hengelo/Netherlands
VA TECH ELIN Holding B.V., Amersfoort/Netherlands
Dade Behring AS, Oslo/Norway
OSRAM AS, Baerum/Norway
Siemens AS, Oslo/Norway
Siemens Business Services AS, Oslo/Norway
Siemens Healthcare Diagnostics AS, Asker/Norway
Siemens Höreapparater AS, Lilleström, Lillestroem/Norway
addIT Dienstleistungen GmbH & Co KG, Klagenfurt/Austria
Arbeitsmarktservice BetriebsgmbH, Vienna/Austria
Arbeitsmarktservice BetriebsgmbH & Co KG, Vienna/Austria
ComBuild Kommunikations & Gebäudetechnologie GmbH, Vienna/Austria
Comos Industry Solutions GmbH, Klagenfurt/Austria
ELIN EBG Traction GmbH, Vienna/Austria
ETM professional control GmbH, Eisenstadt/Austria
FSG Financial Services GmbH, Vienna/Austria
Hochquellstrom-Vertriebs GmbH, Vienna/Austria

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
INNOVEST Kapitalanlage AG, Vienna/Austria
ITH icoserve technology for healthcare GmbH, Innsbruck/Austria
KDAG Beteiligungen GmbH, Vienna/Austria
Landis & Staefa (Österreich) GmbH, Vienna/Austria
Landis & Staefa Gebäudemanagement-Beteiligungen GmbH, Vienna/Austria
Landis & Staefa GmbH, Vienna/Austria
OSRAM GmbH, Vienna/Austria
SIELOG Systemlogik GmbH, Vienna/Austria
Siemens Aktiengesellschaft Österreich, Vienna/Austria
Siemens Building Technologies GmbH, Vienna/Austria
Siemens Electronics Assembly Systems GmbH & Co KG, Vienna/Austria
Siemens Gebäudemanagement & -Services G.m.b.H., Vienna/Austria
Siemens Healthcare Diagnostics GmbH, Vienna/Austria
Siemens InnoFT Beteiligungen GmbH, Vienna/Austria
Siemens Konzernbeteiligungen GmbH, Vienna/Austria
Siemens Leasing GmbH, Vienna/Austria
Siemens Mitarbeitervorsorgekasse AG, Vienna/Austria
Siemens Pensionskasse AG, Vienna/Austria
Siemens Personaldienstleistungen GmbH & Co KG, Vienna/Austria
Siemens Power Generation Anlagentechnik GmbH, Vienna/Austria
Siemens Product Lifecycle Management Software (AT) GmbH, Linz/Austria
Siemens Transformers Austria GmbH, Vienna/Austria
Siemens Transformers Austria GmbH & Co KG, Vienna/Austria
Siemens Transportation Systems GmbH, Vienna/Austria
Siemens Transportation Systems GmbH & Co KG, Vienna/Austria
Siemens VAI Metals Technologies GmbH, Linz/Austria
Siemens VAI Metals Technologies GmbH & Co, Linz/Austria
Sitos Beteiligungen GmbH, Vienna/Austria
Steiermärkische Medizinarchiv GesmbH, Graz/Austria
Trench Austria GmbH, Leonding/Austria
TSG EDV-Terminal-Service Ges.m.b.H., Vienna/Austria
unit-IT Dienstleistungs GmbH & Co KG, Linz/Austria
VA TECH Vermögensverwaltung AG in Liqu, Linz/Austria
VTW Anlagen Abwicklungs GmbH in Liqu., Vienna/Austria
VVK Versicherungs-Vermittlungs- und Verkehrs-Kontor GmbH, Vienna/Austria
Audio SAT Polska Sp. z o.o., Poznan/Poland
DPC Polska Sp. z o.o., Cracow/Poland
Energoserwis S.A., Lubliniec/Poland
OSRAM Sp. z o.o., Warsaw/Poland
Siemens Finance Sp. z o.o., Warsaw/Poland
Siemens Healthcare Diagnostics Sp. z o.o., Warsaw/Poland
Siemens Product Lifecycle Management Software (PL) Sp. z.o.o., Warsaw/Poland
Siemens Sp. z o.o., Warsaw/Poland
TurboCare Sp. z o.o., Breslau/Poland
Westinghouse Modelpol Sp. z o.o., Lubliniec/Poland
OSRAM Empresa de Aparelhagem Eléctrica Lda., Lisbon/Portugal
Siemens Healthcare Diagnostics, Unipessoal Lda., Amadora/Portugal
Siemens S.A., Amadora/Portugal
OSRAM Romania S.R.L., Bucharest/Romania
SIEMENS (AUSTRIA) PROIECT SPITAL COLTEA SRL, Bucharest/Romania

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Electrical Installation Technology S.R.L., Sibiu/Romania
Siemens Motor Systems S.R.L., Buzias/Romania
Siemens Program and System Engineering S.R.L., Brasov/Romania
Siemens S.R.L., Bucharest/Romania
SIMEA SIBIU S.R.L., Sibiu/Romania
Sykatec Systems Components Application Technologies SRL, Sibiu/Romania
Wallace & Tiernan Romania S.R.L., Bucharest/Romania
OAO OSRAM, Smolensk/Russian Federation
OOO OEZ-R, Moscow/Russian Federation
OOO OSRAM, Moscow/Russian Federation
OOO Siemens, Moscow/Russian Federation
OOO Siemens – Special Projects, Moscow/Russian Federation
OOO Siemens Elektrozavod High-voltage Engineering, Moscow/Russian Federation
OOO Siemens High Voltage Products, Ufimsker Region/Russian Federation
OOO Siemens IT Solutions and Services, Moscow/Russian Federation
OOO Siemens Management Infrastruktury y Imuschestwa, Moscow/Russian Federation
Siemens Product Lifecycle Management Software (RU), Moscow/Russian Federation
Aptus Elektronik AB, Askim/Sweden
Dade Behring AB, Södertälje/Sweden
Norwesco AB, Täby/Sweden
OSRAM AB, Stockholm/Sweden
Siemens AB, Upplands Väsby/Sweden
Siemens Electronics Assembly Systems AB, Stockholm/Sweden
Siemens Financial Services AB, Stockholm/Sweden
Siemens Healthcare Diagnostics AB, Stockholm, Stockholm/Sweden
Siemens Industrial Turbomachinery AB, Finspong/Sweden
Siemens Laser Analytics AB, Göteborg/Sweden
Siemens Product Lifecycle Management Software AB, Kista/Sweden
Tecnomatix Technologies Sweden AB, Kista/Sweden
Unigraphics Solutions Sverige AB, Kista/Sweden
Care Geräte AG, in Liquidation, Zurich/Switzerland
Comos Industry Solutions GmbH, Rheinfelden/Switzerland
Dade Behring Diagnostics AG, Düdingen/Switzerland
Huba Control AG, Würenlos/Switzerland
OSRAM AG, Winterthur/Switzerland
Siemens Audiologie AG, Adliswil/Switzerland
Siemens Beteiligungs-Verwaltung Schweiz AG, Zurich/Switzerland
Siemens Fuel Gasification Technology Holding AG, Zug/Switzerland
Siemens Healthcare Diagnostics AG, Zurich/Switzerland
Siemens Leasing AG, Zurich/Switzerland
Siemens Power Holding AG, Zug/Switzerland
Siemens Product Lifecycle Management Software (CH) AG, Urdorf/Switzerland
Siemens Schweiz AG, Zurich/Switzerland
Stadt/Land Immobilien AG, Zurich/Switzerland
Trench Switzerland AG, Basel/Switzerland
DOO LOHER ELEKTRO SUBOTICA, Subotica/Serbia
OSRAM d.o.o., Belgrade/Serbia
Siemens d.o.o. Beograd, Belgrade/Serbia
OEZ Slovakia, spol. s r.o., Bratislava/Slovakia
OSRAM Slovakia a.s., Nové Zámky/Slovakia

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
SAT Systémy automatizacnej techniky spol. s.r.o., Bratislava/Slovakia
Siemens Medical Solutions Diagnostics, s.r.o. i.L., Bratislava/Slovakia
Siemens Program and System Engineering s.r.o., Bratislava/Slovakia
Siemens s.r.o., Bratislava/Slovakia
SIPRIN s.r.o., Bratislava/Slovakia
DPC Analytical doo, Kranj/Slovenia
Siemens d.o.o., Ljubljana/Slovenia
Dade Behring Iberica Holding, S.L., Barcelona/Spain
Fábrica Electrotécnica Josa, S.A., Barcelona/Spain
Nertus Mantenimiento Ferroviario S.A., Barcelona/Spain
OSRAM S.A., Madrid/Spain
Petnet Soluciones, S.L., Sociedad Unipersonal, Madrid/Spain
Siemens Fire & Security Products, S.A., Madrid/Spain
Siemens Healthcare Diagnostics S.L., Barcelona/Spain
Siemens Holding S.L., Madrid/Spain
Siemens Product Lifecycle Management Software (ES), S.L., Barcelona/Spain
Siemens Renting S.A., Madrid/Spain
Siemens S.A., Madrid/Spain
Siemens VAI Metals Technologies S.A., Guecho/Spain
Telecomunicación, Electrónica y Conmutación S.A., Madrid/Spain
VAI – INGDESI Automation S.L., Guecho/Spain
ANF DATA spol. s r.o., Prague/Czech Republic
ELTODO-dopravni systemy s.r.o., Prague/Czech Republic
ETS Teplice s.r.o., Teplice/Czech Republic
Mary s.r.o., Prague/Czech Republic
OEZ s.r.o., Letohrad/Czech Republic
OSRAM Ceska republika s.r.o., Bruntál/Czech Republic
Siemens Audiologická Technika s.r.o., Prague/Czech Republic
Siemens Electric Machines s.r.o., Drasov/Czech Republic
Siemens Elektromotory s.r.o., Mohelnice/Czech Republic
Siemens Engineering a.s., Prague/Czech Republic
Siemens Healthcare Diagnostics s.r.o., Modrice/Czech Republic
Siemens Industrial Turbomachinery s.r.o., Brno/Czech Republic
Siemens IT Solutions and Services, s.r.o., Prague/Czech Republic
Siemens Kolejova vozidla s.r.o., Prague/Czech Republic
Siemens Nizkonapet ova spinaci technika s.r.o., Trutnov/Czech Republic
Siemens Product Lifecycle Management Software (CZ) s.r.o., Prague/Czech Republic
Siemens s.r.o., Prague/Czech Republic
Zkušebnictví a.s., Prague/Czech Republic
OSRAM Ampul Ticaret A.S., Istanbul/Turkey
Siemens Finansal Kiralama A.S., Istanbul/Turkey
Siemens Healthcare Diagnostik Ticaret Limited Sirketi., Istanbul/Turkey
Siemens Sanayi ve Ticaret A.S., Istanbul/Turkey
DP OSRAM Ukraine, Kiew/Ukraine
OOO OEZ Ukraine, Kiew/Ukraine
Siemens Ukraine, Kiew/Ukraine
evosoft Hungary Szamitastechnikai Kft., Budapest/Hungary
OSRAM Kft., Budapest/Hungary
Siemens Audiologiai Technika, Budapest/Hungary
Siemens Erömütechnika Kft., Budapest/Hungary

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Investor Kft., Budapest/Hungary
Siemens PSE Program- és Rendszerfejlesztö Kft., Budapest/Hungary
Siemens Transzformátor Kft., Budapest/Hungary
Siemens Zrt., Budapest/Hungary
J. N. Kelly Security Holding Limited, Larnaka/Cyprus
Kintec Cyprus Ltd, Larnaka/Cyprus
3. America (157 companies)
Ingdesi S.A., Buenos Aires/Argentina
OSRAM Argentina S.A.C.I., Buenos Aires/Argentina
Siemens Healthcare Diagnostics S.A., Buenos Aires/Argentina
Siemens IT Services S.A., Buenos Aires/Argentina
Siemens IT Solutions and Services S.A., Buenos Aires/Argentina
Siemens S.A., Buenos Aires/Argentina
VA TECH International Argentina SA, Buenos Aires/Argentina
VIA Argentina, S.A., Buenos Aires/Argentina
DPC Medlab Ltda., Santa Cruz de la Sierra/Bolivia
Siemens Sociedad Anónima, Santa Cruz de la Sierra/Bolivia
Chemtech Servicos de Engenharia e Software Ltda., Rio de Janeiro/Brazil
Iriel Ind. Com. Sist. Eletr. Ltda., Canoas/Brazil
OSRAM do Brasil Lampadas Elétricas Ltda., Osasco/Brazil
Siemens Eletroeletronica Limitada, Manaus/Brazil
Siemens Healthcare Diagnósticos Ltda., São Paulo/Brazil
Siemens Ltda., São Paulo/Brazil
Siemens Security Services Ltda., São Paulo/Brazil
Siemens Sistemas Para Montagem De Componentes Electronicos Ltda., Sao Paulo/Brazil
Siemens VAI Metals Services Ltda., Volta Redonda/Brazil
Trench Brazil Ltda., Contagem/Brazil
Turbocare Limitada, Sao Paulo, São Paulo/Brazil
Unigraphics Solutions do Brasil Ltda., São Caetano do Sul/Brazil
USFilter Water & Wastewater Equipamentos Ltda., São Paulo/Brazil
VA TECH América do sul Ltda., Rio de Janeiro/Brazil
VAI – INGDESI Automation Ltda., Belo Horizonte/Brazil
Dade Behring Hong Kong Holdings Corporation, Tortola, B.V.I./Virgin Islands(British)
OSRAM Chile Ltda., Santiago de Chile/Chile
Siemens Healthcare Diagnostics S.A., Santiago de Chile/Chile
Siemens S.A., Santiago de Chile/Chile
DPC Medlab Centroamerica S.A., San José/Costa Rica
Siemens S.A., San José/Costa Rica
Siemens Healthcare Diagnostics, S.A., Santo Domingo/Dominican Republic
Siemens Holding S.A., Santo Domingo/Dominican Republic
OSRAM del Ecuador S.A., Guayaquil/Ecuador
Siemens S.A., Quito/Ecuador
Siemens S.A., San Salvador/El Salvador
DPC Medlab Guatemala S.A., Guatemala City/Guatemala
Siemens Electrotécnica S.A., Guatemala City/Guatemala
Siemens S.A., Tegucigalpa/Honduras
Dade Behring Holdings Hong Kong Ltd., Grand Cayman, Cayman Islands/Cayman Islands
Siemens Healthcare Diagnostics Manufacturing Limited, George Town/Cayman Islands
7243812 Canada Inc., Sault Ste. Marie, Ontario/Canada

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
ADB Airfield Solutions, Ltd., Mississauga, Ontario/Canada
OSRAM Sylvania Ltd., Mississauga, Ontario/Canada
Siemens Building Technologies Ltd., Mississauga, Ontario/Canada
Siemens Canada Ltd., Mississauga, Ontario/Canada
Siemens Financial Ltd., Mississauga, Mississauga/Canada
SIEMENS HEALTHCARE DIAGNOSTICS LTD., Mississauga, Ontario/Canada
Siemens Milltronics Process Instruments, Inc., Peterborough, Ontario/Canada
Siemens Product Lifecycle Management Software (CA) Ltd., Mississauga, Ontario/Canada
Siemens Transformers Canada Inc., Trois Rivières, Quebec/Canada
Siemens Water Technologies Canada, Inc., Mississauga, Ontario/Canada
Trench Ltd., Saint John, New Brunswick/Canada
Turbocare Canada Ltd., Calgary, Alberta/Canada
VA TECH Ferranti-Packard Transformers Ltd., St. Catharines, Ontario/Canada
Wheelabrator Air Pollution Control (Canada) Inc., Milton, Ontario/Canada
OSRAM de Colombia Iluminaciones S.A., Bogotá/Colombia
Siemens Healthcare Diagnostics Ltda., Bogotá/Colombia
Siemens Manufacturing S.A., Bogotá/Colombia
Siemens S.A., Bogotá/Colombia
Dade Behring, S.A. de C.V., Mexico D.F./Mexico
Grupo Siemens S.A. de C.V., Mexico D.F./Mexico
Indústria de Trabajos Eléctricos S.A. de C.V., Ciudad Juárez/Mexico
Industrias OSRAM de México S.A., Tultitlán/Mexico
Ingdesi S.A. de C.V., Monterrey/Mexico
OSRAM de México S.A. de C.V., Tultitlán/Mexico
OSRAM S.A. de C.V., Tultitlán/Mexico
Proyectos de Energia S.A. de C.V., Mexico D.F./Mexico
SIEMENS ELECTRONICS ASSEMBLY SYSTEMS, S. DE R.L. DE C.V., Guadalajara/Mexico
Siemens Healthcare Diagnostics, S. de R.L. de C.V., Mexico D.F./Mexico
Siemens Inmobiliaria S.A. de C.V., Mexico D.F./Mexico
Siemens Innovaciones S.A. de C.V., Mexico D.F./Mexico
Siemens Medical Solutions Diagnostics S. de R.L. de C.V., Mexico D.F./Mexico
Siemens Medical Solutions Servicios S. de R.L. de C.V., Mexico D.F./Mexico
Siemens Product Lifecycle Management Software (MX), S.A. de C.V., Santa Fe/Mexico
Siemens Servicios S.A. de C.V., Mexico D.F./Mexico
Siemens Transformadores, S.A. de C.V., Guanajuato/Mexico
Siemens, S.A. de C.V., Mexico D.F./Mexico
US Filter Chem Feed Systems S.A. de C.V., Tultitlán/Mexico
USFilter Chemfeed S.A. de C.V., Tultitlán/Mexico
Valeo Sylvania Iluminacion S de RL de CV, Queretaro, Mexico/Mexico
Valeo Sylvania Services S de RL de CV, Queretaro/Mexico
Siemens S.A., Managua/Nicaragua
DPC Medlab Panama, S.A., Panama City/Panama
Siemens S.A., Panama City/Panama
OSRAM de Perú S.A.C., Lima/Peru
Siemens S.A.C., Lima/Peru
Siemens Healthcare Diagnostics S.A., Montevideo/Uruguay
Siemens Telecomunicaciones S.A., Montevideo/Uruguay
ADB Airfield Solutions LLC, Columbus/USA
Comos Industry Solutions Inc., HOUSTON/USA
Dade Finance LLC, Deerfield, IL/USA

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Demag Delaval Turbomachinery Corp., Trenton, NJ/USA
Mannesmann Corp., New York, NY/USA
Morgan Construction Company, Worcester, MA/USA
Nimbus Technologies, LLC, Plano, TX/USA
OSRAM Opto Semiconductors, Inc., Sunnyvale, CA/USA
OSRAM SYLVANIA Inc., Danvers, MA/USA
OSRAM SYLVANIA Products Inc., Danvers, MA/USA
OSRAM Sylvania Puerto Rico Corp., Luquillo, PR/USA
P.E.T.NET Houston, LLC, Knoxville, TN/USA
PETNET Indiana LLC, Indianapolis, IN/USA
PETNET Solutions Cleveland, LLC, Knoxville, TN/USA
PETNET Solutions, Inc., Knoxville, TN/USA
Schlesinger-Siemens Electrical, LLC, Alpharetta, GA/USA
Siemens Building Technologies, Inc., Buffalo Grove, IL/USA
Siemens Capital Company LLC, Iselin, NJ/USA
Siemens Communications, Inc., Boca Raton, FL/USA
Siemens Corporate Research, Inc., Princeton, NJ/USA
Siemens Corporation, New York, NY/USA
Siemens Credit Warehouse, Inc., Iselin, NJ/USA
Siemens Demag Delaval Turbomachinery, Inc., Hamilton, NJ/USA
Siemens Diagnostics Finance Co. LLC, Deerfield, IL/USA
Siemens Electronics Assembly Systems, LLC, Suwanee/USA
Siemens Energy & Automation, Inc., Alpharetta, GA/USA
Siemens Energy, Inc., Orlando, FL/USA
Siemens Financial Services, Inc., Iselin, NJ/USA
Siemens Financial, Inc., Iselin, NJ/USA
Siemens Fossil Services, Inc., Orlando, FL/USA
Siemens Generation Services Company, Orlando, FL/USA
Siemens Government Services, Inc., Reston, VA/USA
Siemens Healthcare Diagnostics Inc., Tarrytown/USA
Siemens Hearing Instruments, Inc., Piscataway, NJ/USA
Siemens Industry Holdings, Inc., New York/USA
Siemens IT Solutions and Services Inc., Norwalk, CT/USA
Siemens Medical Solutions USA, Inc., Malvern, PA/USA
Siemens Molecular Imaging, Inc., Knoxville, TN/USA
Siemens Power Generation Service Company, Ltd., Orlando, FL/USA
Siemens Product Lifecycle Management Software II (US) Inc., Plano, TX/USA
Siemens Product Lifecycle Management Software Inc., Plano, TX/USA
Siemens Public, Inc., Wilmington, DE/USA
Siemens Shared Services, LLC, Iselin, NJ/USA
Siemens Transportation Systems, Inc., Sacramento, CA/USA
Siemens Treated Water Outsourcing Corp., Rockford, IL/USA
Siemens USA Holdings, Inc., New York, NY/USA
Siemens VAI Services, LLC, Canonsburg, PA/USA
Siemens Water Technologies Corp., Warrendale, PA/USA
Siemens Water Technologies Holding Corp., Warrendale, PA/USA
SMI Holding LLC, New York, NY/USA
Steel Related Technology new LLC, Blytheville, AR/USA
Sylvania Lighting Services Corp., Danvers, MA/USA
The Colorado Medical Cyclotron, LLC, Knoxville, TN/USA

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Transport & Distribution Inc., Danvers, MA/USA
Traxon Supply USA Inc., New York, NY/USA
Turbine Airfoil Coating & Repair LLC, Middletown, NY/USA
Turblex Inc., Springfield, MO/USA
TurboCare LLC, Dallas, TX/USA
TurboCare, Inc., Chicopee, MA/USA
UGS Israeli Holdings, Inc., Plano, TX/USA
UGS PLM Solutions Asia/Pacific Incorporated, Plano, TX/USA
Valeo Sylvania LLC, Seymour, IN/USA
Wheelabrator Air Pollution Control, Inc., Pittsburgh, PA/USA
Winergy Drive Systems Corp., Elgin, IL/USA
INGDESI de Venezuela C.A., Puerto Ordaz/Venezuela
Siemens Healthcare Diagnostics C.A., Caracas/Venezuela
Siemens S.A., Caracas/Venezuela
TurboCare C.A., Caracas/Venezuela
4. Asia (179 companies)
Siemens W.L.L., Manama/Bahreïn
Siemens Bangladesh Ltd., Dhaka/Bangladesh
ADB Airfield Technologies Limited, Beijing, Beijing/China
Beijing Siemens Cerberus Electronics Ltd., Beijing/China
Chengdu KK&K Power Fan Co., Ltd., Chengdu/China
Chung Tak Lighting Control Systems (Guangzhou) Ltd., Guangzhou/China
DPC (Tianjin) Co., Ltd., Tianjin/China
HV-Turbo Shanghai Company Ltd., Shanghai/China
Morgan Electric (Shanghai) Company, Ltd., Shanghai/China
Morgan Mill Parts (Shanghai) Co., Ltd., Shanghai/China
Morgan Morgoil (Shanghai) Company, Ltd., Shanghai/China
Morgan Rolling Mill (Shanghai) Co., Ltd., Shanghai/China
MWB (Shanghai) Co Ltd., Shanghai/China
Ningbo Zuoming Electronics Co. Ltd., Ningbo/China
OSRAM China Lighting Ltd., Foshan/China
OSRAM Kunshan Display Optic Co. Ltd., Kunshan/China
Siemens Building Technologies (Tianjin) Ltd., Tianjin/China
Siemens Circuit Protection Systems Ltd., Shanghai/China
Siemens Electrical Apparatus Ltd., Suzhou/China
Siemens Electrical Drives (Shanghai) Ltd., Shanghai/China
Siemens Electrical Drives Ltd., Tianjin/China
Siemens Electronics Assembly Systems Ltd., Shanghai, Shanghai/China
Siemens Factory Automation Engineering Ltd., Beijing/China
Siemens Finance and Leasing Ltd., Beijing/China
Siemens Financial Services Ltd., Beijing/China
Siemens Gas Turbine Parts Ltd., Shanghai/China
Siemens Healthcare Diagnostics (Shanghai) Co. Ltd., Shanghai/China
Siemens Hearing Instruments (Suzhou) Co. Ltd., Suzhou/China
Siemens High Voltage Circuit Breakers Ltd., Hangzhou/China
Siemens High Voltage Switchgear Guangzhou Ltd., Guangzhou/China
Siemens High Voltage Switchgear Ltd., Shanghai/China
Siemens Industrial Automation Ltd., Shanghai/China
Siemens Industrial Turbomachinery (Huludao) Co. Ltd., Huludao/China

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens International Trading Ltd., Shanghai, Shanghai/China
Siemens Ltd., China, Beijing/China
Siemens Manufacturing and Engineering Centre Ltd., Shanghai/China
Siemens Mechanical Drive Systems (Tianjin) Co., Ltd., Tianjin/China
Siemens Medical Solutions Diagnostics Ltd., Beijing/China
Siemens Medium Voltage Switching Technologies (Wuxi) Ltd., Wuxi/China
Siemens Mindit Magnetic Resonance Ltd., Shenzhen/China
Siemens Numerical Control Ltd., Nanjing/China
Siemens PLM Software (Shenzhen) Limited, Shenzhen/China
Siemens PLM Software Solutions (Shanghai) Co., Ltd., Shanghai/China
Siemens Power Automation Ltd., Nanjing/China
Siemens Power Equipment Packages Co. Ltd., Shanghai, Shanghai/China
Siemens Power Plant Automation Ltd., Nanjing/China
Siemens Process Analytics Co. Ltd., Shanghai, Shanghai/China
Siemens Program and System Engineering (Nanjing) Co. Ltd., Nanjing/China
Siemens Sensors & Communication Ltd., Dalian/China
Siemens Shanghai Medical Equipment Ltd., Shanghai/China
Siemens Signalling Co. Ltd., Xi’an, Xian/China
Siemens Standard Motors Ltd., Jiangsu, Yizheng/China
Siemens Surge Arresters Ltd., Wuxi/China
Siemens Switchgear Co. Ltd., Shanghai/China
Siemens Technology Development (Beijing) Ltd. Corp., Beijing/China
Siemens Transformer (Wuhan) Company Ltd., Wuhan City/China
Siemens Transformer Company Ltd., Jinan/China
Siemens VAI Manufacturing (Taicang) Co., Ltd., Taicang/China
Siemens Water Technologies and Engineering (Tianjin) Co., Ltd., Tianjin/China
Siemens Water Technologies Ltd., Beijing/China
Siemens Wind Power Blades (Shanghai) Co., Ltd., Shanghai/China
Siemens Wiring Accessories Shandong Ltd., Zibo/China
Siemens X-Ray Vacuum Technology Ltd., Wuxi/China
Sunny World (Shaoxing) Green Lighting Co., Ltd., Shaoxing/China
Trench High Voltage Products Ltd., Shenyang, Shenyang/China
VA TECH Elin Transformer Guangzhou Co. Ltd., Guangzhou/China
Winergy Drive Systems (Tianjin) Co. Ltd., Tianjin/China
Avenues (Hong Kong) Limited, Hongkong/Hongkong
Dade Behring Hong Kong, Ltd., Hongkong/Hongkong
Morgan-China Ltd., Hongkong/Hongkong
OSRAM Asia Pacific Ltd., Hongkong/Hongkong
OSRAM Holding Company Ltd., Hongkong/Hongkong
OSRAM Lighting Control Systems Ltd., Hongkong/Hongkong
OSRAM Opto Semiconductors Asia Ltd., Hongkong/Hongkong
Siemens Building Technologies (China) Ltd., Hongkong/Hongkong
Siemens Building Technologies (Hong Kong/China) Ltd., Hongkong/Hongkong
Siemens Healthcare Diagnostics Limited, Hongkong/Hongkong
Siemens Ltd., Hongkong/Hongkong
Siemens Product Lifecycle Management Software (HK) Limited, Hongkong/Hongkong
Siemens Water Technologies International Sales Ltd., Hongkong/Hongkong
Sunny World Ltd., Hongkong/Hongkong
Traxon Technologies Ltd., Hongkong/Hongkong
Dade Behring Diagnostics India Pvt. Ltd., Neu Delhi/India

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Flender Ltd., Kolkata/India
Morgan Construction Company India Private Limited, Mumbai/India
OSRAM India Pvt. Ltd., Gurgaon/India
Powerplant Performance Improvement Ltd., Neu Delhi/India
Siemens Building Technologies Pvt. Ltd., Chennai/India
Siemens Corporate Finance Pvt. Ltd., Mumbai/India
Siemens Healthcare Diagnostics Ltd., Vadodara/India
Siemens Hearing Instruments Pvt. Ltd., Bengaluru/India
Siemens Information Processing Services Pvt. Ltd., Bengaluru/India
Siemens Information Systems Ltd., Mumbai/India
Siemens Ltd., Mumbai/India
Siemens Nixdorf Information Systems Pvt. Ltd., Mumbai/India
Siemens Power Engineering Pvt. Ltd., Gurgaon/India
Siemens Product Lifecycle Management Software (India) Private Limited, Neu Delhi/India
Siemens Rolling Stock Pvt. Ltd., Mumbai/India
Siemens VAI Metals Technologies Private Limited, Kolkata/India
Vista Security Technics Private Limited, Chennai/India
Winergy Drive Systems India Pvt. Ltd., Chennai/India
P.T. OSRAM Indonesia, Tangerang/Indonesia
P.T. Siemens Hearing Instruments, Batam/Indonesia
P.T. Siemens Indonesia, Jakarta/Indonesia
Demag Delaval Desoil Services (Sherkate Sahami Khass), Qeshm/Iran
OSRAM Lamp (P.J.S) Co., Teheran/Iran
Siemens Sherkate Sahami (Khass), Teheran/Iran
Robcad Limited, Herzliya/Israel
Siemens Israel Ltd., Tel Aviv/Israel
Siemens Product Lifecycle Management Software (IL) Ltd., Herzliya/Israel
Siemens Product Lifecycle Management Software 2 (IL) Ltd., Herzliya/Israel
Siemens Transportation Turnkey Systems Ltd., Tel Aviv/Israel
UGS Israeli Holdings (Israel) Ltd., Herzliya/Israel
Mochida Siemens Medical Systems Co. Ltd., Tokyo/Japan
OSRAM Ltd., Yokohama/Japan
OSRAM-MELCO Ltd., Yokohama/Japan
OSRAM-MELCO Toshiba Lighting Ltd., Yokosuka/Japan
Siemens Financial Services K.K., Tokyo/Japan
Siemens Healthcare Diagnostics K.K., Tokyo/Japan
Siemens Hearing Instruments K.K., Tokyo/Japan
Siemens K.K., Tokyo/Japan
Siemens Kameda Healthcare IT Systems K.K., Tokyo/Japan
Siemens Product Lifecycle Management Software (JP) K.K., Tokyo/Japan
Siemens Product Lifecycle Management Software II (JP) K.K., Tokyo/Japan
Siemens-Asahi Medical Technologies Ltd., Tokyo/Japan
Yaskawa Siemens Numerical Controls Corp., Tokyo/Japan
Siemens TOO, Almaty/Kazakhstan
OSRAM Korea Co. Ltd., Ansan-City/Korea
Siemens Healthcare Diagnostics Limited, Seoul/Korea
Siemens Ltd., Seoul/Korea
Siemens PETNET Korea Co. Ltd., Seoul/Korea
Siemens Product Lifecycle Management Software (KR) Ltd., Seoul/Korea
Siemens Shinwha Co., Ltd., Incheon/Korea

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Electrical & Electronic Services K.S.C., Kuwait/Kuwait
Dade Behring Diagnostics (Malaysia) Sdn. Bhd., Petalang Jaya, Selangor/Malaysia
EPE Reyrolle (Malaysia) Sdn. Bhd., Kuala Lumpur/Malaysia
OSRAM (Malaysia) Sdn. Bhd., Kuala Lumpur/Malaysia
Osram Opto Semiconductors (Malaysia) Sdn Bhd, Penang/Malaysia
OSRAM Wafer Technologies Sdn. Bhd., Penang/Malaysia
Siemens Healthcare Diagnostics Sdn. Bhd., Petaling Jaya/Malaysia
Siemens Malaysia Sdn. Bhd., Petaling Jaya/Malaysia
Siemens Transportation Turnkey Systems Sdn. Bhd., Kuala Lumpur/Malaysia
Sountex Hearing Instruments Sdn. Bhd., Kuala Lumpur/Malaysia
VA TECH Holdings (Malaysia) Sdn. Bhd., Kuala Lumpur/Malaysia
VA TECH Malaysia Sdn., Kuala Lumpur/Malaysia
Siemens L.L.C., Muscat/Oman
Siemens Pakistan Engineering Co. Ltd., Karachi/Pakistan
Dade Behring Diagnistics Philippines, Inc., Manila/Philippines
OSRAM Philippines Ltd. Corp., Manila/Philippines
Siemens Power Operations, Inc., Manila/Philippines
Siemens, Inc., Manila/Philippines
Siemens W.L.L., Doha/Qatar
Arabia Electric Ltd. (Equipment), Jeddah/Saudi Arabia
ISCOSA Industries and Maintenance Ltd., Riyadh/Saudi Arabia
Siemens Ltd., Jeddah/Saudi Arabia
VA TECH T & D Co. Ltd., Riyadh/Saudi Arabia
iMetrex Technologies Pte. Ltd., Singapore/Singapore
OSRAM Pte. Ltd., Singapore/Singapore
Siemens Electronics Assembly Systems Pte. Ltd, Singapore/Singapore
Siemens Energy Management and Information Systems Pte. Ltd., Singapore/Singapore
Siemens Healthcare Diagnostics Pte. Ltd., Singapore/Singapore
Siemens Medical Instruments Pte. Ltd., Singapore/Singapore
Siemens Product Lifecycle Management Software (SG) Pte. Ltd., Singapore/Singapore
Siemens Product Lifecycle Management Software II (SG) Pte. Ltd., Singapore/Singapore
Siemens Pte. Ltd., Singapore/Singapore
OSRAM Taiwan Company Ltd., Taipeh/Taiwan
Siemens Ltd., Taipeh/Taiwan
Siemens Product Lifecycle Management Software (TW) Co. Ltd., Taipeh/Taiwan
OSRAM Thailand Co. Ltd., Bangkok/Thailand
Siemens Industrial Services Ltd., Bangkok/Thailand
Siemens Limited, Bangkok/Thailand
Siemens Product Lifecycle Management Software (TH) Co. Ltd., Bangkok/Thailand
VA TECH Holding (Thailand) Co. Ltd., Bangkok/Thailand
VA TECH Transmission & Distribution Co. Ltd., Bangkok/Thailand
OSRAM Middle East FZE, Dubai/United Arab Emirates
SD (Middle East) LLC, Dubai/United Arab Emirates
Siemens LLC, Abu Dhabi/United Arab Emirates
Siemens Automation Systems Ltd., Binh Duong/Vietnam
Siemens Ltd., Ho Chi Minh City/Vietnam
5. Africa (39 companies)
Siemens Healthcare Diagnostics S.A.E, Cairo/Egypt
Siemens Ltd. for Trading, Cairo/Egypt

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Technologies S.A.E., Cairo/Egypt
VA TECH Transmission & Distribution s.a.e., Cairo/Egypt
ESTEL Rail Automation SPA, Algiers/Algeria
Siemens Spa, Algiers/Algeria
Siemens S.A., Luanda/Angola
Siemens (Pvt) Ltd., Addis Abeba/Ethiopia
Siemens Kenya Ltd., Nairobi/Kenya
SCIENTIFIC MEDICAL SOLUTION DIAGNOSTICS S.A.R.L., Casablanca/Morocco
Siemens Plant Operations Tahaddart SARL, Tanger/Morocco
Siemens S.A., Casablanca/Morocco
Dade Behring Mauritius Holding Ltd., Port Louis/Mauritius
Siemens Lda., Maputo/Mozambique
Siemens Pty. Ltd., Windhoek/Namibia
Siemens Ltd., Lagos/Nigeria
VOEST-ALPINE Technical Services Nigeria Ltd., Warri/Nigeria
Siemens Pty. Ltd., Gaborone/Republic of Botswana
Business Venture Investments No 626 (Pty) Ltd, Johannesburg/South Africa
Comos Industry Solutions (Pty) Ltd, Bryanston, Johannesburg/South Africa
Dade Behring South Africa (Pty) Ltd, Randjesfontein/South Africa
Flender Power Transmission (Pty) Ltd., Johannesburg/South Africa
Impilo Consortium (Pty.) Ltd., La Lucia/South Africa
Linacre Investments (Pty) Ltd., Kenilworth/South Africa
Marqott (Proprietory) Limited, Pretoria/South Africa
Marqott Holdings (Pty.) Ltd., Pretoria/South Africa
OSRAM (Pty.) Ltd., Midrand/South Africa
Siemed Services (Pty.) Ltd., Mayville/South Africa
Siemens Asset Finance (Proprietary) Ltd., Johannesburg/South Africa
Siemens Business Services Holdings (Pty.) Ltd., Johannesburg/South Africa
Siemens Demag Delaval Turbomachinery (Pty.) Ltd., Johannesburg/South Africa
Siemens Healthcare Diagnostics (Pty.) Limited, Isando/South Africa
Siemens Hearing Solution (Pty.) Ltd., Randburg/South Africa
Siemens IT Solutions and Services (Pty) Ltd., Johannesburg/South Africa
Siemens Ltd., Midrand/South Africa
Siemens Real Estate Management (Pty.) Ltd., Umtata/South Africa
SIEMENS VAI METALS SERVICES (Pty) Ltd., Johannesburg/South Africa
Siemens Ltd., Dar Es Salaam/Tanzania
Siemens S.A., Tunis/Tunisia
6. Australia/New Zealand/Oceans (12 companies)
King Hearing Aids Pty. Ltd., Bayswater/Australia
Memcor Australia Pty. Ltd., South Windsor/Australia
OSRAM Australia Pty. Ltd., Sydney/Australia
Siemens Healthcare Diagnostics Limited, Bayswater/Australia
Siemens Hearing Instruments Pty. Ltd., Bayswater/Australia
Siemens Ltd., Bayswater/Australia
Siemens Product Lifecycle Management Software (AUS) Pty Ltd., Melbourne/Australia
Siemens Rail Services Bayside Pty. Ltd., Bayside/Australia
Siemens Rail Services Swanston Pty. Ltd., Swanston/Australia
VA TECH Australia Pty. Ltd., Melbourne/Australia
Siemens (N.Z.) Ltd., Auckland/New Zealand
Siemens Healthcare Diagnostics Limited, Wellington/New Zealand

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
B) Not consolidated
1. Germany (48 companies)
a) Due to restrictions on the use of assets
Atecs Mannesmann Unterstützungskasse GmbH, Mülheim an der Ruhr
Unterstützungskasse der VDO Mess- und Regeltechnik GmbH, Schwalbach am Taunus
b) On the basis of immateriality
ADB Airfield Solutions Verwaltungs GmbH, Nuremberg
Ausbildungszentrum für Technik, Informationsverarbeitung und Wirtschaft gemeinnützige GmbH (ATIW), Paderborn
CAPTA Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
CAS innovations Management GmbH, Erlangen
DKS Dienstleistungsgesellschaft f. Kommunikationsanlagen des Stadt- und Regionalverkehrs mbH, Cologne
EDI – USS Verwaltungsgesellschaft mbH, Munich
FACTA Grundstücks-Entwicklungs- und Verwaltungsgesellschaft mbH, Munich
GHG Vermögensverwaltungs-GmbH & Co. KG i.L., Grünwald
itp Finanzservice Verwaltungsgesellschaft GmbH, Salzkotten
KMK Kunststoff Metall und Komponenten Verwaltungs-GmbH, Karlsruhe
Kraftwerksgesellschaft Völklingen mbH & Co. KG, Völklingen
Kyros 2848 GmbH, Munich
Kyros 2849 GmbH, Munich
Kyros 5 Beteiligungsgesellschaft mbH, Munich
Light Distribution Gesellschaft mbH, Herbrechtingen
MCE Anlagen- und Rohrleitungsbau GmbH, Ratingen
OBTec Steuerungstechnik GmbH, Munich
Osteodynamix GmbH, Munich
Perlach Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
REMECH Systemtechnik Verwaltungs-GmbH, Kamsdorf
SiCED Electronics Development Verwaltungs-GmbH, Erlangen
Siemens Beteiligungen Management GmbH, Grünwald
Siemens Building Technologies Beteiligungs-GmbH, Erlangen
Siemens Busbar Trunking Systems Verwaltungs- GmbH, Cologne
Siemens Electronics Assembly Systems Beteiligungen Verwaltungs GmbH, Munich
Siemens Electronics Assembly Systems Management GmbH, Munich
Siemens Fuel Gasification Technology Verwaltungs GmbH, Freiberg
Siemens Global Innovation Partners Management GmbH, Munich
Siemens Industriepark Karlsruhe Verwaltungs-GmbH, Karlsruhe
Siemens Programm- und Systementwicklung GmbH, Hamburg
Siemens Real Estate Management GmbH, Grünwald
Siemens Spezial-Investmentaktiengesellschaft mit TGV, Frankfurt am Main
Siemens Technopark Berlin Verwaltungs GmbH, Berlin
Siemens Technopark Bruchsal Verwaltungs GmbH, Bruchsal
Siemens Technopark Hanau Management GmbH, Hanau
Siemens Technopark Mülheim Verwaltungs-GmbH, Mülheim a. d. Ruhr
Siemens Technopark Nürnberg Verwaltungs GmbH, Nuremberg
Siemens Technopark Verwaltungsgesellschaft mbH, Munich
Siemens Venture Capital Fund 1 GmbH, Munich

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Venture Capital Fund 2 GmbH, Munich
SIM 16. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 20. Grundstücksverwaltungs- und -beteiligungs-GmbH, Erlangen
SIM 7. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
Vertacross Verwaltungsgesellschaft mbH i.L., Nuremberg
Verwaltung Poolbeg Vermiet GmbH, Munich
ZIRKON Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
2. International (40 companies)
b) On the basis of immateriality
Schneider Electric High Voltage Trading & Distribution LLC, Cairo/Egypt
PLM Services Pty. Ltd., Melbourne/Australia
Siemens Building Technologies Pty. Ltd., Mount Waverley/Australia
Schneider Alta Tensao Servicios Ltda., Itajai/Brazil
Bewator Antech A/S, Ballerup/Denmark
Project Management Company A.E., Athens/Greece
VAI Pomini Ltd., Sheffield, Yorkshire/Great Britain
Asia Care Holding Limited, Hongkong/Hongkong
Telegyr Systems (China) Co. Ltd., Kowloon/Hongkong
Siemens Demag Delaval Turbomachinery Pvt. Ltd., Pune/India
Almex S.R.L., Milan/Italy
VTW ANLAGEN ITALIA S.r.l., in liquidazione, Milan/Italy
DPC d.o.o. “u likvidaciji” Zagreb, Zagreb/Republic of Croatia
Advanced Communications Solutions Sdn. Bhd., Kuala Lumpur/Malaysia
Siemens Integra Transportation Systems Sdn. Bhd., Kuala Lumpur/Malaysia
Siemens S.r.l., Chisinau/Moldova
addIT Dienstleistungs GmbH, Klagenfurt/Austria
Siemens Electronics Assembly Systems GmbH, Vienna/Austria
Siemens Personaldienstleistungen GmbH, Vienna/Austria
unit-IT Dienstleistungs GmbH, Linz/Austria
VA TECH Transmission & Distribution GmbH, Vienna/Austria
Siemens Building Technologies, Inc., Makati City/Philippines
OOO Demag Delaval Industrial Turbomachinery, Moscow/Russian Federation
OOO S-Technology, Moscow/Russian Federation
Westinghouse Saudi Arabia Ltd., Riyadh/Saudi Arabia
Flender Svenska AB i likvidation, Hudding/Sweden
Elektrowatt GmbH, in Liquidation, Zurich/Switzerland
Intercom Telecommunication System AG in Liquidation, Bäch/Switzerland
VTW Anlagen Schweiz AG in Liquidation, Winterthur/Switzerland
Siemens Pvt. Ltd., Harare/Zimbabwe
SIEMENS TRANSPORTATION SYSTEMS d.o.o. in liquidation, Maribor/Slovenia
ADB Airfield Solutions (PTY) Ltd., Johannesburg/South Africa
Flender Services (SA) (Pty.) Ltd., Elandsfronten/South Africa
FUCHS Systemtechnik (South Africa) (Pty) Ltd., Rivonia/South Africa
Mannesmann (Pty.) Ltd., Johannesburg/South Africa
Siemens Building Technologies (Pty) Ltd., Johannesburg, Midrand, Midrand, Johannesburg/South Africa
Siemens Enterprise Communications (Pty.) Ltd., Johannesburg/South Africa
VDO Car Communication South Africa (Pty.) Ltd., Martindale/South Africa
Siemens OOO, Tashkent/Uzbekistan
Siemens Electro Industrial S.A., Caracas/Venezuela

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
II. Associated companies
A) Consolidated at Equity
1. Germany (19 companies)
BGZ Beteiligungsgesellschaft Zukunftsenergien AG, Husum
BSH Bosch und Siemens Hausgeräte GmbH, Munich
BWI Informationstechnik GmbH, Meckenheim
Dräger Medical AG & Co. KG, Lübeck
Energy Services GmbH i.L., Leipzig
First Sensor Technology GmbH, Berlin
IFTEC GmbH & Co. KG, Leipzig
Infineon Technologies Bipolar GmbH & Co. KG, Warstein
Innovative Wind Concepts GmbH, Husum
Krauss-Maffei Wegmann GmbH & Co. KG, Munich
Krempel Isolierteile GmbH & Co. KG, Thalheim
Maschinenfabrik Reinhausen GmbH, Regensburg
Maxxtec AG, Sinsheim
MeVis BreastCare GmbH & Co. KG, Bremen
PolyIC GmbH & Co. KG, Fürth
Setrix AG, Munich
Thermosensorik GmbH, Erlangen
UBS Real Estate Kapitalanlagegesellschaft mbH, Munich
Voith Hydro Holding GmbH & Co. KG, Heidenheim
2. Europe (without Germany) (23 companies)
EMGO N.V., Lommel/Belgium
T-Power NV, Brussels/Belgium
AREVA NP S.A.S., Courbevoie/France
TRIXELL S.A.S., Moirans/France
Eviop-Tempo A.E. Electrical Equipment Manufacturers, Vassilikó Èvias/Euböa/Greece
Capital Meters Holdings Ltd., London/Great Britain
Archimede Solar Energy S.p.A., Massa Martana/Italy
Medical Systems S.p.A., Genova/Italy
Solutions & Infrastructure Services Limited, Gzira/Malta
Enterprise Networks Holdings B.V., Amsterdam, Amsterdam/Netherlands
Nokia Siemens Networks Holding B.V., Amsterdam/Netherlands
“smart technologies” Management-Beratungs- und Beteiligungsgesellschaft m.b.H., Vienna/Austria
CYBERDOC Gesellschaft für Digitale Kommunikation im Notariat GmbH & Co KG, Vienna/Austria
ELIN GmbH & Co KG, Linz/Austria
RV Abwicklung GmbH in Liqu., Linz/Austria
Siemens Bacon GmbH & Co KG, Vienna/Austria
vatron gmbh, Linz/Austria
OOO Siemens Elektroprivod, St. Petersburg/Russian Federation
OOO VIS Automation, a joint enterprise of VIS and Siemens, Moscow/Russian Federation
ZAO Interautomatika, Moscow/Russian Federation
ZAO Systema-Service, St. Petersburg/Russian Federation
Certas AG, Zurich/Switzerland
Interessengemeinschaft TUS, Männedorf/Switzerland

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
3. America (16 companies)
Sistemas Catastrales S.A., Buenos Aires/Argentina
CVL Componentes de Vidro Ltda., Caçapava/Brazil
PowerU International Ltd., George Town/Cayman Islands
Brockton Power Company LLC, Boston, MA/USA
Cyclos Semiconductor, Inc., Berkeley, CA/USA
Kyma, Inc., Raleigh, NC/USA
Lookahead Decision, Inc., Davis, CA/USA
NetCrystal Inc., Mountain View, CA/USA
PHSITH LLC, New Castle, DE/USA
PINC Solutions Corp., Berkeley, CA/USA
Reactive NanoTechnologies, Inc., Hunt Valley, MD/USA
Rether networks, Inc., Centereach, NY/USA
Siemens First Capital Commercial Finance, LLC, Oklahoma City, OK/USA
TORP Terminal L.P., Houston, TX/USA
TVM III Ltd. Partnership, Boston, MA/USA
Zargis Medical Corp., Princeton, NJ/USA
4. Asia (15 companies)
Foshan Electrical and Lighting Co., Ltd., Foshan/China
GIS Steel & Aluminum Products Co., Ltd. Hangzhou, Hangzhou/China
GSP China Technology Co., Ltd., Beijing/China
Newcom Traffic Technology Co., Ltd., Beijing/China
Shanghai Electric Power Generation Equipment Co., Ltd., Shanghai/China
Siemens Traction Equipment (Zhuzhou) Ltd., Zhuzhou/China
Yangtze Delta Manufacturing Co. Ltd., Hangzhou, Hangzhou/China
Zhenjiang Siemens Busbar Trunking Systems Co. Ltd., Yangzhong/China
Bangalore International Airport Ltd., Bengaluru/India
P.T. Jawa Power, Jakarta/Indonesia
Mitsubishi Electric OSRAM Ltd., Yokohama/Japan
Yaskawa Siemens Automation & Drives Corp., Kitakyushu/Japan
Rousch (Pakistan) Power Ltd., Karachi/Pakistan
Power Automation Pte. Ltd., Singapore/Singapore
Siemens Transformers L.L.C, Abu Dhabi/United Arab Emirates
5. Africa (1 companies)
Energie Electrique de Tahaddart S.A., Tanger/Morocco
6. Australia/New Zealand/Oceans (2 companies)
SILCAR Pty. Ltd., Glen Iris/Australia
Advanced Metering Services Limited, Wellington/New Zealand
B) Not consolidated at equity on the basis of immateriality
1. Germany (33 companies)
AeroLas GmbH Aerostatische Lager-Lasertechnik, Munich
ATS Projekt Grevenbroich GmbH, Schüttorf, Schüttorf
BELLIS GmbH, Braunschweig
Berufsbildungsbildungszentrum ESTA-Flender GmbH, Wittgensdorf

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Erlangen AG Technologie Scouting und Marketing, Erlangen
FEAG Fertigungscenter für Elektrische Anlagen GmbH, Erlangen
GKZ Krefeld Beteiligungs-Gesellschaft zur Errichtung und zum Betrieb radiochirurgischer
Einrichtungen mbH, Krefeld
GKZ Krefeld Gesellschaft zur Errichtung und zum Betrieb radiochirurgischer Einrichtungen mbH & Co.
KG, Krefeld
HANSATON Akustik GmbH, Hamburg
Infineon Technologies Bipolar Verwaltungs-GmbH, Warstein
Inge Watertechnologies AG, Greifenberg
Kraftwerksgesellschaft Völklingen Geschäftsführungs-GmbH, Völklingen
Krauss-Maffei Wegmann Verwaltungs-GmbH, Munich
Krempel Isolierteile Verwaltungs-GmbH, Thalheim
LIB Verwaltungs-GmbH, Leipzig
Lightcycle Retourlogistik und Service GmbH, Munich
MeVis BreastCare Verwaltungsgesellschaft mbH, Bremen
optimiSE GmbH, Karlsruhe
Partikeltherapiezentrum Kiel GmbH & Co. KG, Kiel
PolyIC Verwaltungs GmbH, Fürth
Power Vermögensbeteiligungsgesellschaft mbH Die Erste, Hamburg
Print & Mail Recovery GmbH, Munich
PTZ Partikeltherapiezentrum Kiel Management GmbH, Wiesbaden
Ray Sono AG, Munich
RITOS GmbH, Mömbris
SIEKAP Industrial Services Gernsbach GmbH, Gernsbach
Symeo GmbH, Neubiberg
Techno Venture Management GmbH, Munich
Transrapid International GmbH & Co. KG, Berlin
Transrapid International Verwaltungsgesellschaft mbH, Berlin
TVM Techno Venture Management GmbH & Co. KG, Munich
Voith Hydro Holding Verwaltungs GmbH, Heidenheim
Wohnen am Wedding KG THG Immobilien-Fondsgesellschaft mbH & Co., Berlin
2. International (70 companies)
Oil and Gas ProServ LLC, Baku/Azerbaijan
K. N. Power Services Limited, Dhaka/Bangladesh
M-Brussels Invest S.A./N.V. i.L., Brussels/Belgium
innotec do Brasil Ltda., São Paulo/Brazil
Mega Participacoes, Ltda., São Paulo/Brazil
Guangzhou Morgan Seals Co., Ltd., Guangzhou/China
Saitong Railway Electrification (Nanjing) Co., Ltd., Nanjing/China
Shanghai Advanced Power Projects Co. Ltd., Shanghai/China
Recylum Societe par Actions Simplifiée, Paris/France
Anakiklosi Siskevon Simetochiki S.A., Piraeus/Greece
Kempston (1987) Limited, Croydon, Surrey/Great Britain
OsteoDynamiX Ltd., London, UK, London, UK/Great Britain
Plessey Holdings Ltd., Frimley, Surrey/Great Britain
Pyreos Limited, Edinburgh, Schottland/Großbritannien
OSRAM Prosperity Company Ltd., Hongkong/Hongkong
Torrent Power Services Pvt. Ltd., Ahmadabad/India
LAMP NOOR (P.J.S.) Co., Saveh/Iran
Metropolitan Transportation Solutions Ltd., Rosh Haya’in/Israel
Cremona Engineering S.r.l., Cremona/Italy

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Locomozione Italia S.p.A., Verona/Italy
Transfima GEIE, Turin/Italy
Transfima S.p.A., Milan/Italy
Turboservice Torino S.p.A., Turin/Italy
VAL 208 Torino GEIE, Milan/Italy
TLT OSRAM-Melco Lighting Ltd., Yokosuka/Japan
SIA Ekogaisma, Riga/Latvia
Pemopro S.A. de C.V., Mexico D.F./Mexico
Infraspeed Maintainance B.V., Zoetermeer/Netherlands
VOEST-ALPINE Technical Services Ltd., Abuja/Nigeria
Archivium Dokumentenarchiv Gesellschaft m.b.H., Vienna/Austria
Business Center Marchfeld Betriebsgesellschaft m.b.H., Vienna/Austria
CYBERDOC Gesellschaft für Digitale Kommunikation im Notariat GmbH, Vienna/Austria
ELIN GmbH, Vienna/Austria
Kompetenzzentrum Licht GmbH Innsbruck, Innsbruck/Austria
master-talk Austria Telekom Service GmbH & Co KG in Liqu., Vienna/Austria
master-talk Austria Telekom Service GmbH in Liqu., Vienna/Austria
Siemens Bacon GmbH, Vienna/Austria
ZAG Beteiligungsverwaltungs GmbH, Innsbruck/Austria
MTS – Metro, Transportes do Sul S.A., Lisbon/Portugal
Northern Capital Express (Express Severnoy Stolitsy), Moscow/Russian Federation
OOO Baltijskije Turbo Sistemy, St. Petersburg/Russian Federation
OOO FuchsMetmasch, Cherepovets/Russian Federation
OOO Interturbo, St. Petersburg/Russian Federation
OOO Transconverter, Moscow/Russian Federation
ZAO Nuclearcontrol, Moscow/Russian Federation
Arabia Electric Ltd. (Under Liquidation), Jeddah/Saudi Arabia
The Gulf Reyrolle Ltd., Al Khobar/Saudi Arabia
CONTRINEX AG, Givisiez/Switzlerland
EKOSIJ d.o.o., Ljubljana/Slovenia
Desarrollo de Aplicaciones Especiales S.A., Madrid/Spain
Investigacion y Desarrollo Barros Rojos S.L., La Coruna/Spain
Merida Power, S.L., Madrid/Spain
Termica AFAP S.A., Villacanas/Spain
Modern Engineering and Consultants Co. Ltd., Bangkok/Thailand
Allgemeine Immobilien Verwaltung spol s.r.o, Prague/Czech Republic
EKOLAMP s.r.o., Prague/Czech Republic
Meomed s.r.o., Prerov/Czech Republic
ROYALVILL Villamossagi Szerelö Kkt. “végelszámolás alatt”, Budapest/Hungary
Blueleaf Security, Inc., Fremont, CA/USA
Brockton Power Holdings Inc., Boston, MA/USA
Brockton Power Properties, Inc., Boston, MA/USA
H2Volt, Inc., Palo Alto, CA/USA
Hear USA, Inc,, West Palm Beach/USA
Kiyon, Inc., La Jolla, CA/USA
Managesoft Holdings, Inc., Boston, MA/USA
Panoratio Database Holding Incorporation, San Francisco, CA/USA
Prenova, Inc., Marietta, GA/USA
Progressive Cooling Solutions, Inc., Berkeley/USA
WhoGlue, Inc., Baltimore, MD/USA
XinRay Systems, LLC, Research Triangle Park, NC/USA

List of subsidiaries and associated companies September 30, 2009 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
III. Other interests
1. Germany (8 companies)
EnOcean GmbH, Munich
Ernst Koch GmbH & Co. Kommanditgesellschaft, Hemer
IBS AG, Höhr-Grenzhausen
Siemens-Electrogeräte GmbH, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 2, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG, Munich
SVM Star Ventures Management GmbH Nr. 3 & Co. Beteiligungs KG Nr. 4, Munich
2. International (9 companies)
EDAP TMS S.A., Lyon/France
ElekSen Group plc, Iver Heath, Buckinghamshire/Great Britain
Venture Strategy Cayman Partners L.P., George Town/Cayman Islands
Conproca S.A. de C.V., Mexico D.F./Mexico
VACE Engineering GmbH & Co, Linz/Austria
OAO Power Machines, Moscow/Russian Federation
Global Healthcare Exchange LLC, Westminster, CO/USA
Longview Intermediate Holdings B, LLC, Wilmington, DE/USA
iBAHN, South Jordan, UT/USA